SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
               [ ] Soliciting Material Pursuant to Rule 240.14a-12


                               EP MedSystems, Inc.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ] Fee paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

[GRAPHIC OMITTED][GRAPHIC OMITTED]




EP MEDSYSTEMS, INC.
575 ROUTE 73, BUILDING D
WEST BERLIN, NEW JERSEY 08091


         August ___, 2003



         Dear Shareholder,

     You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on August 27, 2003, at 10:00 a.m., eastern standard time, at 120 West 45th Street, 20th Floor, New York, New York.

     The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. You will be asked to elect two directors to the Board of Directors and to approve an amendment to our Amended and Restated Certificate of Incorporation increasing the number of our authorized shares of Common Stock. We will also report on matters of current interest to our shareholders.

     Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.


                                                     Sincerely,


                                                     Reinhard Schmidt
                                                     President and
                                                     Chief Executive Officer

                               EP MEDSYSTEMS, INC.
                            575 Route 73, Building D
                          West Berlin, New Jersey 08091

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on August 27, 2003



       To the Shareholders:


     The Board of Directors of EP MedSystems, Inc. hereby gives notice that the Annual Meeting of Shareholders of EP MedSystems will be held on Wednesday, August 27, 2003 at 10:00 a.m., eastern standard time, at 120 West 45th Street, 20th Floor, New York, New York (the "Annual Meeting"). The purpose of the meeting is to:


       1. Elect two Class II directors to our Board of Directors to serve a three-year term;

       2. Consider and act on a proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 5,000,000, from 25,000,000 to 30,000,000 shares;

       3. Act on any other matters as may properly come before the shareholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

     The Board of Directors has fixed the close of business on June 30, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment.

     You are cordially invited to attend the Annual Meeting in person. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of EP MedSystems' Proxy Statement is enclosed.

                                            By Order of the Board of Directors,


                                            Matthew C. Hill
                                            Chief Financial Officer,
                                            Treasurer and Secretary


       August ___, 2003

     Your proxy vote is important. Whether or not you plan to attend the meeting in person, it is important that the enclosed proxy card be returned promptly. Therefore, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States. This will ensure representation of your shares at the meeting.

                               EP MEDSYSTEMS, INC.
                            575 Route 73, Building D
                          West Berlin, New Jersey 08091

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          to be held on August 27, 2003



                            Information About Voting

General

     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished in connection with the solicitation by the Board of Directors of EP MedSystems, Inc. ("EP MedSystems") of proxies for use at the Annual Meeting of Shareholders to be held at 120 West 45th Street, 20th Floor, New York, New York, at 10:00 a.m., eastern standard time, on Wednesday, August 27, 2003, and at any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy card are first being distributed to all shareholders entitled to vote on or about August __, 2003.

Who can vote?

     Only holders of EP MedSystems' Common Stock, no par value, stated value $.001 per share (the "Common Stock") and Series A Convertible Preferred Stock, no par value, stated value $.001 per share (the "Series A Preferred Stock") of record as of the close of business on June 30, 2003 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date there were 18,370,578 shares of Common Stock and 373,779 shares of Series A Preferred Stock outstanding.

How many votes can I cast?

     You will be entitled to one vote per share of Common Stock owned by you on the Record Date, and one vote per share of Common Stock into which each share of Series A Preferred Stock owned by you may be converted on the Record Date.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxyholders will vote for you on the proposals. Unless you instruct otherwise, the proxyholders will vote "FOR" the nominees proposed by the Board of Directors and "FOR" the amendment to the Amended Certificate.

What if other matters come up at the Annual Meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxyholders will vote your shares as they see fit.

What can I do if I change my mind after I vote my shares?

     At any time before the vote at the meeting, you can revoke your proxy either by (i) giving our Secretary a written notice revoking your proxy card,
(ii) signing, dating and returning to our Secretary a new proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person. All written notices or new proxies should be sent to our Secretary at our principal executive offices.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

What are broker non-votes?

     Broker non-votes are shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

What is a quorum?

     We will hold the Annual Meeting if a quorum is present. A quorum will be present if the holders of a majority of the shares of Common Stock and Series A Preferred Stock entitled to vote on the Record Date (treated as a combined single class) either sign and return their proxy cards or attend the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card. Abstentions and broker non-votes will also be counted as present for purposes of determining if a quorum exists.

What vote is necessary for action?

     Passage of Proposal 1 (election of directors) requires the affirmative vote of a plurality of the votes cast by the holders of the shares of our Common Stock and Series A Preferred Stock (voting together as a single class) voting in person or by proxy at the Annual Meeting. You will not be able to cumulate your votes in the election of directors. Approval of Proposal 2 (amendment of the Amended Certificate) will require the affirmative vote of the holders of a majority of the shares of our Common Stock and Series A Preferred Stock (voting together as a single class) present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will not be counted as votes cast in the tabulation of any voting results and will not affect the outcome of the vote.

Who pays for the proxy solicitation?

     We do. In addition to sending you these materials, some of our employees may contract you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     EP MedSystems' board of directors consists of five members and is divided into three classes of directors serving three-year terms. One class of directors is elected by shareholders to serve until the third annual meeting following such annual meeting or until their successors are elected and qualified. The current term of the Class II directors expires at the 2003 Annual Meeting, the current term of the Class III directors expires at the 2004 Annual Meeting of Shareholders and the current term of the Class I director expires at the 2005 Annual Meeting of Shareholders. The term of the two Class II directors to be elected at this Annual Meeting will expire at the 2006 Annual Meeting.

     The Class II directors whose terms expires at the 2003 Annual Meeting of shareholders are Paul Ray and Reinhard Schmidt. Mr. Ray and Mr. Schmidt have been nominated by the Board of Directors to stand for re-election as Class II directors at the Annual Meeting. The Board of Directors has no reason to believe that either nominee will be unable or unwilling to serve as a director. If, however, either of the nominees becomes unavailable, proxies will have discretionary authority to vote for a substitute Class II nominee.

     In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy, "FOR" the election of Mr. Ray and Mr. Schmidt as Class II directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS AS SET FORTH ABOVE.

Certain Information Concerning Nominees and Continuing Directors

     The following information with respect to the principal occupation or employment, other affiliations, and business experience during the past five years of the nominees and each continuing director has been furnished to EP MedSystems by each director.

         Nominees for Class II Director

     PAUL L. RAY (age 56) has served as a director of EP MedSystems since July 2002, when he was elected by the Board of Directors to fill a vacancy. He is a Class II director whose term expires in 2003. Mr. Ray is co-founder of MedCap Ltd. and Konrad Capital, LLC. He formerly served as the President, CEO and Chairman of Image Guided Technologies, Inc. ("IGT") in Boulder, CO. Mr. Ray orchestrated IGT's venture funding, its public offering and NASDAQ listing and finally the sale of IGT to Stryker Corporation in August of 2000. Mr. Ray has served as Commissioner and Chairman for The Colorado Advanced Technology
Institute. Mr. Ray currently serves as a Director for the Colorado Technology Incubator and the Colorado Biotechnology Association. In addition, he was appointed in 1999 to the position of Co-Vice Chairman of the Governor's Commission on Science and Technology for the State of Colorado. In January 2003, Mr. Ray became a partner in the New York-based investment banking firm of McKim and Company, LLC, where he serves as the lifesciences partner. On March 1, 2003, Mr. Ray was named by the Governor of Colorado to the position of Director, Life Sciences and Biotechnology for the State. Mr. Ray has over 32 years of experience in the medical industry, with an emphasis on medical devices, and has held senior management positions with Dow Corning Corporation, V. Mueller
Allegiance,  a  division  of  Cardinal  Medical,  Collagen  Corporation  and TMJ
Implants.

     REINHARD SCHMIDT (age 48) has served as President, Chief Operating Officer and a director of EP MedSystems since August 2001. In August 2002, he also took on the additional duties of Chief Executive Officer. He is a Class II director whose term expires in 2003. From 1998 through 2001, Mr. Schmidt was President of Surgical Navigation Specialist, Inc. From 1995 to 1998, Mr. Schmidt was Vice President and General Manager of Siemens Healthcare Services, a Siemens company. From 1990 to 1995, Mr. Schmidt worked with General Electric Medical Systems as Manager of National Accounts and Managed Health Care Services. Prior to that, Mr. Schmidt had over 12 years experience with Unysis Corp., culminating in the position of Director of Finance.

Directors Continuing in Office

     ABHIJEET LELE (age 37) has served as a director of EP MedSystems since April 2002, when he was elected by the Board of Directors to fill a vacancy. He is a Class III director whose term expires in 2004. Since October 1999, Mr. Lele has served as a Managing Member of the general partner of EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. (the "EGS Entities") and other affiliated funds, all of which are private equity funds focusing on investments in private and public healthcare companies. Each of the EGS Entities is a shareholder of EP MedSystems. From 1994 to 1997, Mr. Lele was a consultant in the healthcare practice of McKinsey & Company. Before joining McKinsey & Company, Mr. Lele held operating positions in the pharmaceutical and biotechnology industries. He holds a MA in molecular biology from Cambridge University along with a MBA with distinction from Cornell University. Mr. Lele also serves as a director of CryoCath Technologies (TSE:CYT), a publicly-held medical device company, Optiscan Biomedical Corporation and Ekos Corporation.

     DAVID A. JENKINS (age 45) is a founder and currently the Chairman of the Board of Directors of EP MedSystems. He is a Class III director whose term expires in 2004. Mr. Jenkins served as the Chief Executive Officer of EP MedSystems from its inception in 1993 until August 2002, and has been the Chairman since 1995. Mr. Jenkins also served as President of EP MedSystems from its inception in 1993 until August 2001. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly-held company engaged in the sale and distribution of electrophysiology products. He also currently serves as President and a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

     RICHARD C. WILLIAMS (age 59) was elected to the Board of Directors at the 2002 Annual Meeting of Shareholders. He is a Class I director whose term expires in 2005. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, he also served as Vice Chairman - Strategic Planning and a director of King Pharmaceuticals Inc., a NYSE specialty pharmaceutical company. From 1992 to 2000, prior to its acquisition by King Pharmaceuticals in 2000, Mr. Williams served as Chairman and a director of Medco Research, a NYSE cardiovascular pharmaceutical development company. From 1997 to 1999, he was Co-Chairman and a director of Vysis, a Nasdaq genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is also a director of ISTA Pharmaceuticals, Inc., a Nasdaq ophthalmology company, and is a member of the Colorado State Life Sciences and Biotechnology Advisory Board.

         No family relationships exist between any of the directors or executive officers of EP MedSystems.

Compensation of Directors

     Outside directors of EP MedSystems received $3,500 for their service for the year ended December 31, 2002. For the 2003 fiscal year, outside directors will be compensated as follows: (i) a retainer of $10,000 per year to each director, payable in quarterly $2,500 payments, (ii) a meeting fee of $1,000 per director for each "in-person" meeting, and (iii) a meeting fee of $500 for each telephone meeting in excess of one hour. In addition, the directors are reimbursed for their reasonable travel expenses incurred in performance of their duties as directors.

Certain Information Concerning Board Meetings and Committees

     During the year ended December 31, 2002, the Board of Directors took action at five meetings at which all then current directors were present. EP MedSystems' Board of Directors has established an Audit Committee, a Compensation Committee and a Plan Committee.

     Audit Committee. EP MedSystems has an Audit Committee of the Board of Directors (the "Audit Committee"), at least a majority of whom are "independent directors" (as defined in the rules of the National Association of Securities
Dealers,   Inc.).  The  Audit  Committee  oversees  EP  MedSystems'  accounting, financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent public accountants on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains EP MedSystems' independent public accountants. It also maintains direct responsibility for the compensation, termination and oversight of EP MedSystems' independent public accountants' qualifications, performance and independence. The Audit Committee approves all services provided to EP MedSystems by the independent public accountants and reviews all non-audit services to ensure they are permitted under current law. The Committee also monitors compliance with the Foreign Corrupt Practices Act and EP MedSystems' policies on ethical business practices and reports on these items to the Board of Directors. The Audit Committee will establish policies and procedures for the pre-approval of services provided by the independent public accountants. Further, the Audit Committee will establish procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the officers, employees or board members of EP MedSystems regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee's Report is included in this proxy statement. Currently, Mr. Lele, Mr. Williams and Mr. Ray are members of the Audit Committee. Mr. Williams and Mr. Ray are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. By written action effective as of May 31, 2000, the Audit Committee adopted a formal written charter in compliance with the NASDAQ Marketplace Rules. The charter was amended in April 2001. There were five meetings of the Audit Committee during 2002 at which all members of the Audit Committee were present.

     Compensation Committee. EP MedSystems has a Compensation Committee of the Board of Directors (the "Compensation Committee") which consists of at least two non-employee directors, none of whom may receive options under the 1995 Long Term Incentive Plan or 2002 Stock Option Plan. The Compensation Committee determines compensation for EP MedSystems executive officers and administers the 1995 Long Term Incentive Plan and 2002 Stock Option Plan. Currently, the members of the Compensation Committee are Mr. Ray, Mr. Williams and Mr. Lele. There were four meetings of the Compensation Committee during 2002, at which the Compensation Committee approved the executive officer compensation adjustments and stock options granted under the 1995 Long Term Incentive Plan and 2002 Stock Option Plan during 2002.

     Plan Committee. EP MedSystems has a Plan Committee of the Board of Directors (the "Plan Committee") to administer the 1995 Director Option Plan. None of the members of the Plan Committee are eligible to participate in the 1995 Director Option Plan. Currently, the members of the Plan Committee are Mr. Jenkins and Mr. Schmidt. There was one meeting of the Plan Committee during 2002.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

Identification of Executive Officers

The following table sets forth certain information regarding the current executive officers of EP MedSystems:

             NAME               AGE                             POSITION                               OFFICER SINCE
    David A. Jenkins            45      Chairman of the Board of  Directors and Chief  Executive            1993
                                        Officer To August 2002
    Reinhard Schmidt            48      President and Chief Executive Officer from August 2002              2001
    Matthew C. Hill             34      Chief Financial Officer, Treasurer and Secretary                    2003
    C. Bryan Byrd               42      Vice President, Engineering and Manufacturing                       1993
    John Talarico               48      Vice President, Regulatory Affairs and Quality Assurance            2002
    Mark Adams                  55      Vice President, Sales and Marketing                                 2003

     David A. Jenkins is a founder and currently the Chairman of the Board of Directors EP MedSystems. Mr. Jenkins served as the Chief Executive Officer of EP MedSystems from its inception in 1993 until August 2002, and as Chairman since 1995. Mr. Jenkins also served as President of EP MedSystems from its inception in 1993 until August 2001. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly-held company engaged in the sale and distribution of electrophysiology products. He also currently serves as President and a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

     Reinhard Schmidt has served as President, Chief Operating Officer and a director of EP MedSystems since August 2001. In August 2002, he also took on the additional duties of Chief Executive Officer. From 1998 through 2001, Mr. Schmidt was President of Surgical Navigation Specialist, Inc. From 1995 to 1998, Mr. Schmidt was Vice President and General Manager of Siemens Healthcare Services, a Siemens company. From 1990 to 1995, Mr. Schmidt worked with General Electric Medical Systems as Manager of National Accounts and Managed Health Care Services.

     Matthew C. Hill served as the Controller of EP MedSystems from August 2002 to March 2003. In March 2003, Mr. Hill was appointed as EP MedSystems' Chief Financial Officer. From 1994 through 2002 Mr. Hill he held various positions up to the level of senior manager with the international accounting and auditing firm of Grant Thornton LLP. He has over 12 years of experience in finance and accounting.

     C. Bryan Byrd is the Vice President, Engineering and Manufacturing of EP MedSystems. Mr. Byrd joined EP MedSystems in April 1993 to oversee software development for new products. Prior to joining EP MedSystems, Mr. Byrd co-founded and served as the Director of Engineering for BioPhysical Interface Corp. from 1989 to 1993, where he was responsible for developing automated computerized monitoring equipment for pacemaker and open heart operating rooms and follow-up clinics. Prior to his involvement with BioPhysical Interface Corp., Mr. Byrd was employed by Mt. Sinai Medical Center in Miami Beach, Florida as a clinical software engineer.

     John Talarico is the Vice President, Regulatory Affairs and Quality Assurance of EP MedSystems. Mr. Talarico joined EP MedSystems in February 2002. From 1990 until 2002, Mr. Talarico was employed by AT&T / Bell Laboratories, holding various positions in regulatory and quality assurance. Mr. Talarico has over 20 years experience in healthcare QA and regulatory affairs, including prior experience with Honeywell Medical and J&J's Critikon Division.

     Mark Adams is the Vice President, Sales and Marketing of EP MedSystems. Mr. Adams joined EP MedSystems in January of 2003 with over 20 years of sales and marketing experience in the EP and cardiovascular device industry, focusing on both diagnostic and therapeutic EP products. From 2000 to 2003, Mr. Adams was the director of sales and marketing with Irvine Biomedical. From 1991 to 2000 Mr. Adams held various positions at EP Technologies, now a division of Boston Scientific. In addition, he has ultrasound experience with ADR, ATL and Picker International (now Philips Medical).

Executive Compensation

     The following summary compensation table sets forth certain information concerning compensation paid or accrued to the Chief Executive Officer and each of EP MedSystems' four most highly paid executive officers whose salary and bonus for all of their services in all capacities in 2002 exceeded $100,000.

                           Summary Compensation Table

                                                                                                  Long-Term
                                                                                                 Compensation
                                                                                             ---------------------
                                                                                             --------------------
                                                            Annual Compensation                     Awards
                                                                                             ---------------------    --------------
                                                     --------------- --- --------------     ---------------------    --------------
Name and Principal Position               Year           Salary               Bonus               Securities             All Other
                                                                                              Underlying Options        Compensation
                                                           ($)                 ($)                   (#)                    ($)
-------------------------------------    -------     ----------------     --------------     ---------------------    --------------

David A. Jenkins                          2002               $60,000
Chairman and Chief                        2001              $225,000
Executive Officer to August 2002          2000              $225,000                                    70,000(1)

Reinhard Schmidt                          2002              $215,533            $60,000               175,000 (3)       $45,000 (2)
President and Chief Executive             2001               $77,359                                   160,000(4)       $30,000 (2)
Officer from August 2002

J. Randall Rolston                        2002              $142,490                                   25,000 (5)
Vice President, Sales                     2001              $153,573                                            0
                                          2000              $160,549                                    6,222 (6)

C. Bryan Byrd                             2002              $156,563                                   50,000 (7)
Vice President,                           2001              $150,000                                            0
Engineering and Manufacturing             2000              $154,658                                    50,000(8)

John Talarico                             2002              $104,000                                    10,000(9)
Vice President
Regulatory Affairs and Quality
Assurance

____________________________________

     (1) On December 24, 2000, EP MedSystems granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of Common Stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.20 per share. Options to purchase 35,000 shares vested on the grant date and options to purchase an additional 35,000 such shares vested on January 1, 2001. The term of such option is ten years. This option replaced a fully vested option held by Mr. Jenkins for the same number of shares that expired in December 2000.

     (2) In August 2001, in connection with Mr. Schmidt's employment, among other things, Mr. Schmidt was allowed to purchase 100,000 shares of Common Stock at $2.20 per share. EP MedSystems provided a two-year, interest-free, non-recourse loan in the amount of $220,000 to finance the purchase price of the stock, which loan was secured by a pledge to EP MedSystems of the shares, and the principal balance of which was to be forgiven ratably over the term of the loan. The agreement provided that if Mr. Schmidt had terminated his employment prior to August 20, 2003, the remaining principal balance not forgiven would have been due and payable. EP MedSystems has determined that the treatment for the valuing and recording of the restricted shares purchased is similar to the accounting for stock options that qualify for variable plan accounting. Based on the purchase price of the shares of Common Stock at the time of issuance, the intrinsic value of these instruments was zero and, as such, no compensation expense was recorded. These shares were re-measured on a quarterly basis and any resulting compensation expense was to be amortized over the life of the note. In July 2002, EP MedSystems and Mr. Schmidt agreed to rescind the stock purchase transaction with respect to 75,000 of the shares (the portion which had not already been paid for through forgiveness of the loan). EP MedSystems recorded $45,000 in compensation expense as of December 31, 2002.

     (3) In consideration for the rescission of the stock purchase transaction relating to footnote (2) above, Mr. Schmidt was granted an incentive stock option to purchase 75,000 shares of Common Stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 Annual Meeting of shareholders) at an exercise price equal to $2.20 per share (the original purchase price established in connection with Mr. Schmidt's stock purchase rights and greater than the fair market value of the Common Stock on the date of grant of the stock option). This stock option vests over four years from the date of grant. EP MedSystems recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 Annual Meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.20. The compensation charge is amortized over the vesting period of 4 years. Mr. Schmidt was also granted an option in September 2001 under the 1995 Director Option Plan to purchase 60,000 shares of Common Stock at an exercise price of $1.85 per share (the price of the stock on the date of grant); the option vested 1,000 shares per month. Because Mr. Schmidt was not entitled to participate in the 1995 Director Option Plan, this option was cancelled in July 2002 in consideration for the grant to Mr. Schmidt of an incentive stock option to purchase 60,000 shares of Common Stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 Annual Meeting of shareholders) at an exercise price equal to $2.10 per share (the fair market value of the Common Stock on the date of grant). EP MedSystems recognized a de minimus compensation charge related to this stock option as the market price on August 29, 2002 (the date of the 2002 Annual Meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.10. The compensation charge is amortized over the vesting period of 4 years. Lastly, on August 29, 2002, Mr. Schmidt was granted options to purchase 40,000 shares of Common Stock of EP MedSystems at $2.40 per share with 20% vesting on each anniversary date with a 10 year life.

     (4) In connection with Mr. Schmidt's employment in August 2001, EP MedSystems granted to Mr. Schmidt an option, under the 1995 Long-Term Incentive Plan, to purchase 100,000 shares of Common Stock at an exercise price of $1.91 per share (the price of the stock on the date of grant); the option vests over four years. Also, Mr. Schmidt was granted an option, under the 1995 Director Option Plan, to purchase 60,000 shares of Common Stock at an exercise price of $1.91 per share (the price of the stock on the date of grant); the option vests 1,000 shares per month. In addition, Mr. Schmidt received a five-year warrant (not reflected in the table), which vested immediately, to purchase an additional 100,000 shares of Common Stock at an exercise price of $2.75 per share.

     (5) On August 29, 2002, EP MedSystems granted Mr. Rolston an incentive stock option to purchase 25,000 shares of Common Stock pursuant to the 2002 Option Plan at an exercise price of $2.40 per share. The options vested as to 5,000 shares per year, and the term of the options was ten years. All of Mr. Rolston's options were cancelled on October 30, 2002, thirty days after his departure from EP MedSystems.

     (6) On January 11, 2000, EP MedSystems granted Mr. Rolston an incentive stock option to purchase 6,222 shares of Common Stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $4.19 per share. Options to purchase 1,244 shares vested on the grant date and options to purchase an additional 1,244 such shares vest each year thereafter. The term of such option is ten years. All of Mr. Rolston's options were cancelled on October 30, 2002, thirty days after his departure from EP MedSystems.

     (7) On August 29, 2002, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 50,000 shares of Common Stock pursuant to the 2002 Stock Option Plan at an exercise price of $2.40 per share. Options vest 10,000 per year and the term of the option is ten years.

     (8) On April 17, 2000, EP MedSystems granted Mr. Byrd an incentive stock option to purchase 50,000 shares of Common Stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $4.125 per share. Options to purchase 10,000 shares vest one year from the grant date and options to purchase an additional 10,000 such shares vest each year thereafter. The term of such options is ten years.

     (9) On February 26, 2002, EP MedSystems granted Mr. Talarico an incentive stock option to purchase 10,000 shares of Common Stock, pursuant to the 1995 Long Term Incentive Plan, at an exercise price of $2.60 per share. Options to purchase 2,000 shares vest one year from the date of grant and an additional 2,000 shares vest each year thereafter. The term of such options is ten years.

Stock Options

     The following table sets forth certain information concerning grants of stock options to each of the executive officers identified in the Summary Compensation Table during the fiscal year ended December 31, 2002.

                                                   Option Grants in Fiscal Year 2002
                                    Number of Shares        Percent of Total         Exercise
                                   Underlying Options      Options Granted to       Price Per
                                         Granted            Employees in 2002         Share
                                           (#)                     (%)                ($/sh)        Expiration Date
                                  ---------------------- ------------------------ --------------- --------------------
David A. Jenkins (1)
Chairman and Chief Executive
Officer to August 2002                           0                  0%                     -                 -

Reinhard Schmidt (1)                        60,000                 12%                 $2.10             July 1, 2012
President and Chief Executive               75,000                 13%                 $2.20             July 1, 2012
Officer from August 2002                    40,000                  7%                 $2.40          August 29, 2012

J. Randall Rolston (1)
Vice President, Sales                       25,000                  5%                 $2.40                Cancelled

C. Bryan Byrd (1)
Vice President, Engineering and
Manufacturing                               50,000                  9%                 $2.40          August 29, 2012

John Talarico(1)
Vice President Regulatory
Affairs and Quality Assurance               10,000                  2%                 $2.60        February 26, 2012



(1)  See applicable footnotes to above Summary Compensation Table.

     The exercise prices of the options granted during the fiscal year ended December 31, 2002 were equal to or greater than the fair market value of EP MedSystems' Common Stock on the date of each grant.

Option Exercises and Holdings

     The following table provides certain information with respect to each of the executive officers identified in the Summary Compensation Table concerning the exercise of stock options during the fiscal year ended December 31, 2002 and the value of unexercised stock options held as of such date.

                           Aggregated Option Exercises in Fiscal Year 2002 and Fiscal Year-End Option Values

                                                          Number of Shares Underlying        Value of Unexercised in-the-Money
                                                        Unexercised Options at December      Options at December 31,2002
                                                                   31,2002                                 ($)
                                                                     (#)
                                                      -----------------------------------   -----------------------------------

                            Shares
                          Acquired on       Value
                           Exercise       Realized
                         -------------  -------------
         Name                (#)            ($)          Exercisable      Unexercisable      Exercisable       Unexercisable
---------------------
David A. Jenkins (2)
Chairman and Chief
Executive Officer to
August 2002                        0              0          166,000                 0           $69,000                   0

Reinhard Schmidt (3)
President and Chief
Executive Officer                  0              0          209,000            66,000           $32,300            $77,200
from August 2002

J. Randall Rolston (3)
Vice President, Sales              0              0                0                 0                $0                 $0

C. Bryan Byrd (3)
Vice President,
Engineering and
Manufacturing                      0              0             34,400            43,600           $11,700               $0

John Talarico (3)
Vice President
Regulatory Affairs
and Quality Assurance              0              0                  0            10,000                 0                0
__________________________


     (1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying Common Stock using the closing sale price on the Nasdaq National Market of $2.50 per share on December 31, 2002.

     (2) On August 31, 1995, EP MedSystems granted Mr. Jenkins a non-qualified stock option to purchase 96,000 shares of Common Stock at an exercise price of $2.00 per share (the "Jenkins NQSO"). Options to purchase 28,000 of the Jenkins NQSO shares became exercisable on the grant date and options to purchase 1,000 shares became exercisable each month thereafter. The term of the Jenkins NQSO option is ten years. On December 26, 2001, EP MedSystems granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of Common Stock pursuant to EP MedSystems' 1995 Long Term Incentive Plan at an exercise price of $2.20 per share (the "Jenkins ISO"). Options to purchase 35,000 of the Jenkins ISO shares became exercisable upon the grant and options to purchase the remaining 35,000 Jenkins ISO shares became exercisable in January 2002. The term of such option is ten years.

     (3) See footnotes to the Summary Compensation Table, above.

  During the fiscal year ended December 31, 2002, no options were exercised.

Compensation Plans and Other Arrangements

         1995 Long Term Incentive Plan

     EP MedSystems' 1995 Long Term Incentive Plan was adopted by our Board of Directors and shareholders in November 1995. On November 5, 1999, the Shareholders approved an amendment increasing the number of shares available under the 1995 Long Term Incentive Plan from 700,000 to 1,000,000 shares. As of December 31, 2002, options to purchase 846,044 shares were outstanding at exercise prices ranging from $1.60 to $4.25 per share. The 1995 Long Term Incentive Plan provides for grants of "incentive" and "non-qualified" stock options to employees of EP MedSystems. The 1995 Long Term Incentive Plan is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the options and the exercisability thereof. The 1995 Long Term Incentive Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

     The exercise price of incentive stock options granted under the 1995 Long Term Incentive Plan must be equal to at least the fair market value of the Common Stock on the date of grant, and the term of such options may not exceed ten years. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of EP MedSystems' outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of the Common Stock on the date of grant, and the term of the option may not exceed five years. The aggregate fair market value of Common Stock (determined as of the date of the option grant) for which an incentive stock option may for the first time become exercisable in any calendar year may not exceed $100,000.

         1995 Director Option Plan

     EP MedSystems' 1995 Director Option Plan was adopted by the Board of Directors and shareholders in November 1995. A total of 540,000 shares of Common Stock of EP MedSystems are available for issuance under the 1995 Director Option Plan, and options to purchase 300,000 shares were outstanding as of December 31, 2002. The 1995 Director Option Plan provides for grants of "director options" to eligible directors of EP MedSystems and for grants of "advisor options" to eligible members of the Scientific Advisory Board. Director options and advisor options become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be. The 1995 Director Option Plan is administered by the Plan Committee of EP MedSystems, which determines the optionees and the terms of the options granted, including the exercise price and the number of shares subject to the options. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors.

         2002 Stock Option Plan

     EP MedSystems' 2002 Stock Option Plan was approved by the shareholders in August 2002. A total of 600,000 shares of the Common Stock of EP MedSystems are reserved for issuance under the 2002 Stock Option Plan. The 2002 Stock Option Plan provides for grants of incentive stock options to employees of EP
MedSystems. The 2002 Stock Option Plan is administered by the Compensation Committee. The 2002 Stock Option Plan will terminate on August 29, 2012 unless terminated earlier by the Board of Directors.

Employment Agreements

     EP MedSystems entered into an employment agreement, dated as of July 20, 2001 (and effective on commencement, August 20, 2001) with Reinhard Schmidt. Under the agreement, Mr. Schmidt serves as President and Chief Operating Officer of EP MedSystems for an initial term of 2 years at an annual salary of $200,000. The Board of Directors has discretion to approve salary increases and bonuses. On August 29, 2002, the Compensation Committee of the Board increased the executive compensation to $250,000. The agreement provides that unless terminated by either party providing the other with written notice of its intention not to renew at least 30 days prior to the scheduled expiration date, the agreement shall be renewed automatically after the initial two-year term for successive one-year terms. The agreement further provides that if the agreement is terminated by EP MedSystems without cause or by Mr. Schmidt for good reason (including the occurrence of certain events within one year of change in control), Mr. Schmidt shall be entitled to severance payments equal to Mr. Schmidt's then-current base salary for a period of twelve months.

     In connection with Mr. Schmidt's employment, EP MedSystems sold to Mr. Schmidt 100,000 shares of Common Stock at $2.20 per share (the closing sale price as of the date of execution of the employment agreement) and issued a five-year warrant to purchase an additional 100,000 shares of Common Stock at an exercise price of $2.75 per share. EP MedSystems provided Mr. Schmidt with an interest-free, non-recourse loan in the amount of $220,000 to effect the purchase of the shares, which loan is secured by a pledge to EP MedSystems of the shares. The principal balance of the loan was to be forgiven ratably over the term of the loan. In July 2002, EP MedSystems and Mr. Schmidt agreed to rescind the stock purchase transaction with respect to 75,000 of the shares (the portion which had not already been paid for through forgiveness of the loan) and to cancel the unpaid portion of the loan in consideration for the grant to Mr. Schmidt of an incentive stock option to purchase 75,000 shares of Common Stock pursuant to the 2002 Stock Option Plan (subject to shareholder approval of such plan at the 2002 Annual Meeting of shareholders) at an exercise price equal to $2.20 per share (the original purchase price established in connection with Mr. Schmidt's stock purchase rights and greater than the fair market value of the Common Stock on the date of grant of the stock option). This stock option vests over four years from the date of grant. EP MedSystems recognized a de minimus compensation charge related to this stock option as the share price on August 29, 2002 (the date of the 2002 Annual Meeting of shareholders when the 2002 Stock Option Plan was approved) was greater than $2.20.

Equity Compensation Plan Information

     The following table sets forth certain information as of December 31, 2002 concerning outstanding options and rights to purchase Common Stock granted to participants in EP MedSystems' equity compensation plans and the number of shares of Common Stock remaining available for issuance under such equity compensation plans.

                                                                                              Number of Securities
                                                                                             Remaining Available for
                                          Number of Securities                                Future Issuance Under
                                           to be Issued Upon     Weighted-Average Exercise     Equity Compensation
                                              Exercise of          Price of Outstanding         Plans (Excluding
                                          Outstanding Options,     Options, Warrants and     Securities Reflected in
Plan Category                             Warrants and Rights             Rights                   column (a))
                                                  (a)                      (b)                        (c)
Equity  compensation  plans approved by
security holders (1)..................       1,431,379                     $2.46                      770,821

Equity  compensation plans not approved
by security holders ..................               0                         0                            0

Total.................................       1,431,379                     $2.46                      770,821

-----------------------------------------------------------------------------------------------------------------------------------

(1)      These plans consist of EP MedSystems' (i) 1995 Long Term Incentive
         Plan, (ii) 1995 Director Option Plan, and (iii) 2002
         Stock Option Plan.


                                        Long-Term Incentive Plans - Awards in Last Fiscal Year

                                                                           Estimated Future payouts Under Non- Stock
                                                                                       Priced-Based Plans
                                                                          ---------------------------------------------
          (a)                     (b)                     (c)                  (d)            (e)             (f)
                           Number of Shares,      Performance or Other
                             Units or Other     Period Until Maturation
                                 Rights                or Payout            Threshold        Target         Maximum
          Name                    (#)                                       ($ or #)        ($ or #)       ($ or #)
------------------------- --------------------- ------------------------- -------------- --------------- --------------
------------------------- --------------------- ------------------------- -------------- --------------- --------------
David A. Jenkins                   0                       0                    0              0               0
Chairman and Chief
Executive Officer to
August 2002

Reinhard Schmidt                175,000                   (1)                   -              -               -
President and Chief
Executive Officer from
August 2002

J. Randall Rolston               25,000              5-Year Vesting             -              -               -
Vice President, Sales

C. Bryan Byrd                    50,000              5-Year Vesting             -              -               -
Vice President,
Engineering and
Manufacturing

John Talarico                   100,000              5-Year Vesting             -              -               -
Vice President
Regulatory Affairs and
Quality Assurance

     (1) - 60,000 option grant; 3,000 vested on September 4, 2002, and 12,000 vest every September 4th thereafter - 75,000 option grant; 17,000 vested on July 1, 2002, and 12,000 vest every January 1st thereafter - 40,000 option grant; 8,000 vest August 29th of each year, commencing August 29, 2003

                 Certain Relationships and Related Transactions

Financing Transaction with Medtronic, Inc.

     As of October 23, 2001, EP MedSystems consummated the private sale and issuance of 673,779 shares of newly designated Series A Preferred Stock to Medtronic, Inc. ("Medtronic"), a shareholder and creditor of EP MedSystems. The transaction with Medtronic, effected in reliance upon the exemption afforded by Regulation D of the Securities Act of 1933, as amended, involved the sale of the shares of Series A Preferred Stock at a price of $1.781 per share. As part of the transaction, EP MedSystems granted demand and incidental registration rights to Medtronic pursuant to a registration rights agreement entered into by the parties. EP MedSystems received aggregate gross proceeds of $1.2 million from the transaction. EP MedSystems believes that the transaction was entered into on terms comparable to those it would have received from an unaffiliated third party.

Loan to C. Bryan Byrd.

     On May 23, 2000, EP MedSystems made a loan of $100,000 to C. Bryan Byrd, its Vice President, Engineering and Manufacturing, to finance Mr. Byrd's exercise of fully vested options. The loan was a recourse loan bearing interest at the Federal Fund rate and was secured by a pledge of 50,000 shares of EP MedSystems' Common Stock owned by Mr. Byrd. On April 4, 2003, the principal amount of, and all accrued unpaid interest on, the note were repaid through a return to treasury of the 50,000 shares of Common Stock which secured that loan. The market price of EP MedSystems' Common Stock on the date of such return was $2.08.

Financing Transaction with Medtronic, Inc./Pledge of Security by David A.
Jenkins.

     In November 2000, EP MedSystems completed a debt financing with Medtronic Asset Management, Inc., an affiliate of Medtronic, one of EP MedSystems' shareholders, which provided an aggregate of $3.2 million. The financing transaction is evidenced by a note purchase agreement and secured promissory note bearing interest at two percentage points over the prime rate. The note is secured by a pledge by David A. Jenkins, EP MedSystems' Chairman, of 300,000 shares of common stock of Transneuronix, Inc., a privately-held corporation engaged in the development of neuro-muscular stimulation devices. The shares pledged amount to approximately 5% of the total outstanding common stock of Transneuronix, Inc. Mr. Jenkins did not receive any compensation from EP MedSystems for furnishing the pledge as security for the note. As part of the transaction, Medtronic agreed to subordinate its rights to repayment from EP MedSystems to existing rights of EP MedSystems' bank. On March 12, 2003, the due date of the note was extended from November 15, 2003 to April 1, 2004. In connection with the extension, EP MedSystems agreed to prepay up to $1 million of the note, contingent upon receipt of certain equity proceeds and to increase the interest rate to the prime rate plus 3%. Except for the pledge by Mr.
Jenkins, EP MedSystems believes that this loan was entered into on terms comparable to those it would have obtained from an unaffiliated third party.

Private Placement Financing Transaction with Cardiac Capital, LLC.

     On March 28, 2001, EP MedSystems completed the sale and issuance of 1,625,000 shares of Common Stock and 812,500 warrant shares to two investors. The terms of the financing provided for a purchase price of $1.99 per share of Common Stock and $0.02 per warrant, for an aggregate purchase price of $3,250,000, without giving effect to the possible exercise of warrants at an exercise price of $4.00 per share, subject to adjustment. The transaction, which received shareholder approval, closed on March 28, 2001, and the closing sale price for EP MedSystems' Common Stock on March 27, 2001 was $2.875. As such, the price afforded the investors in this transaction was below market. However, the Board of Directors obtained an opinion from Tucker Anthony Sutro Capital Markets, acting as EP MedSystems' financial advisor, as to the fairness of the transaction to the public shareholders of EP MedSystems from a financial point of view.

     Included among the investors is Cardiac Capital, LLC ("Cardiac Capital"), a Georgia limited liability company, of which David A. Jenkins, Chairman of the Board, Chief Executive Officer and shareholder of EP MedSystems, is a 50% owner. The aggregate amount of the new shares, which potentially may be issued in the financing, is in excess of 20% of the outstanding Common Stock of EP MedSystems, assuming all warrants are exercised. The consummation of the transaction provided EP MedSystems with over $3,000,000 in working capital after expenses.

     Cardiac Capital and David A. Jenkins have a very substantial ownership interest in EP MedSystems and may be in a position to control EP MedSystems' management and operations as a result of such ownership interest. David A. Jenkins and Rollins Investment Fund, the other 50% owner in Cardiac Capital, have entered into a letter agreement which provides that, notwithstanding any provision to the contrary contained in the Operating Agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing may be made by Rollins Investment Fund in its sole judgment and without the consent of Mr. Jenkins.

Loan to Reinhard Schmidt.

     In connection with Mr. Schmidt's employment with EP MedSystems pursuant to an employment agreement, dated as of July 20, 2001, Mr. Schmidt purchased 100,000 shares of Common Stock and received a warrant to purchase an additional 100,000 shares. EP MedSystems provided Mr. Schmidt with an interest-free, non-recourse loan in the amount of $220,000 to effect the purchase of the shares, which loan is secured by a pledge to EP MedSystems of the shares. In July 2002, EP MedSystems and Mr. Schmidt agreed to rescind the stock purchase transaction with respect to 75,000 of the Shares (the portion which had not already been paid for through forgiveness of the loan). EP MedSystems recorded $45,000 in compensation expense as of December 31, 2002.

     Promissory Notes Transaction and Private Placement Financing Transaction involving EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P.

     On December 30, 2002, EP MedSystems issued promissory notes, in the aggregate amount of $1,000,000, and warrants to purchase an aggregate of 50,000 shares, to EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. (the "EGS Entities"). Abhijeet Lele, a director of EP MedSystems, is a managing member of EGS Private Healthcare Management, LLC, which is the general partner of both of the EGS Entities. The promissory notes were converted into securities issued to the EGS Entities in the private placement discussed below and the warrants were cancelled. On January 31, 2003, in a private placement exempt from registration under Securities Act of 1933, as amended, EP MedSystems completed the sale and issuance of 2,007,475 shares of our Common Stock, and warrants to purchase 802,990 authorized but unissued shares of our Common Stock, to existing and selected new institutional and other accredited investors for a purchase price of $1.23 per share. Included among the investors are both of the EGS Entities, who purchased an aggregate of 819,783 shares of our Common Stock, and warrants to purchase an aggregate of 327,913 shares of our Common Stock. The warrants are exercisable, for cash only, at a price per share of $1.694. With prior notice to the holders of warrants, the warrants may be repurchased by us at $.01 per share at any time after the average closing price of the our Common Stock for any 20 consecutive trading days has equaled or exceeded $2.54. EP MedSystems may be required to purchase the warrants from the warrant holders for cash in certain circumstances that result in a change of control, at a purchase price to be determined using a Black Scholes valuation model and assumptions reasonably acceptable to EP MedSystems and the warrant holders, with a maximum dollar amount of such purchase price not to exceed $3.00 per share. EP MedSystems has registered for resale the shares of Common Stock sold and the shares of Common Stock that may be purchased upon exercise of the warrants (see Form S-3 Registration Statement, File No. 333-104231, declared effective by the Securities and Exchange Commission on April 21, 2003).

                          Report of the Audit Committee

     The Audit Committee reviewed and discussed EP MedSystems' audited financial statements for the fiscal year ended December 31, 2002 with EP MedSystems' management. In addition, the Audit Committee discussed with EP MedSystems' independent auditors, PricewaterhouseCoopers LLP, the matters required by Statement on Auditing Standards No. 61 (as in effect on the date of EP MedSystems' financial statements), which include the following:

o PricewaterhouseCoopers LLP's responsibility under generally accepted auditing standards

o        Significant accounting policies

o        Management's judgments and accounting estimates

o        Significant audit adjustments

o        Other information in documents containing audited financial statements

o Disagreements with EP MedSystems' management, including accounting principles, scope of audit and disclosures

o Major issues discussed with EP MedSystems' management prior to retention of PricewaterhouseCoopers LLP

o        Difficulties encountered in performing the audit


     The Audit Committee received and discussed with PricewaterhouseCoopers LLP written disclosures and the letter regarding any significant relationships that could impair PricewaterhouseCoopers LLP's independence (as required by Independence Standards Board Statement No. 1, as in effect on the date of EP MedSystems' financial statements), and considered the compatibility of non-audit services with PricewaterhouseCoopers LLP's independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board of Directors that EP MedSystems' audited financial statements for the fiscal year ended December 31, 2002 be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

                                                Members of the Audit Committee
                                                Abhijeet Lele, Chairman
                                                Richard C. Williams
                                                Paul L. Ray

                     Relationship with Independent Auditors

     PricewaterhouseCoopers LLP serves as EP MedSystems' independent certified public accountant. It is EP MedSystems' current intention to engage PricewaterhouseCoopers LLP to act as its independent auditors for the fiscal year ending December 31, 2003, subject to approval by the Board of Directors of a final fee proposal from such auditors. PricewaterhouseCoopers LLP audited EP MedSystems' consolidated financial statements for the fiscal year ended December 31, 2002.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

Audit and Other Fees Paid to Independent Auditors

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of EP MedSystems' annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in EP MedSystems' Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2002 were $125,000.

Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

     The aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2002, including domestic and international tax compliance services, consulting services and transaction-related services (including those provided in connection with securities registrations), were $94,388.

     The Audit Committee has considered whether the non-audit services performed by EP MedSystems' auditors, as so performed, are compatible with maintaining the principal auditor's independence.



                            Security Ownership of Certain Beneficial Owners and Management



                                Security Ownership of Certain Beneficial Owners


                                                                Shares of Common Stock Beneficially
           Name and Address of Beneficial Owner                              Owned (1)                         Percent of Class
           ------------------------------------                              ---------                         ----------------
Group comprised of Cardiac Capital, LLC, Rollins                           3,343,400(2)                              18.2%
Investment Fund, R. Randall Rollins, Gary W. Rollins and
David A. Jenkins


         Cardiac Capital, LLC                                                2,250,000                               12.2%
         2170 Piedmont Road, N.E.
         Atlanta, Georgia 30324 (3)

         Rollins Investment Fund                                             2,250,000                               12.2%
         R. Randall Rollins
         Gary W. Rollins
         2170 Piedmont Road, N.E.
         Atlanta, Georgia 30324 (4)
                                                                                                                     18.3%
         David A. Jenkins                                                    3,357,400
         Chairman of the Board
         c/o EP MedSystems, Inc.
         575 Route 73 N, Building D
         West Berlin, New Jersey 08091 (5)

Group comprised of Greenberg Healthcare Management, LLC,                     2,940,076                               16.0%
EGS Partners, LLC, The Pharmaceutical/Medical Technology
Fund, L.P., Strategic Healthcare Investment Fund, EGS
Private Healthcare Associates, LLC, EGS Private Healthcare
Partnership, L.P., Frederic Greenberg, and Abhijeet Lele
350 Park Avenue, 11th Floor
New York, New York 10022 (6)

Medtronic, Inc.                                                               947,946                                5.2%
710 Medtronic Parkway
Minneapolis,  Minnesota 55432-5604 (7)

Hambrecht & Quist Capital Management Incorporated                            1,075,000                               5.9%
30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328 (8)

___________________________

     (1) Applicable percentage ownership as of June 30, 2003 is based upon 18,370,758 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of those rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

     (2) The information set forth with respect to the Cardiac Capital Group is based on information contained in a Statement on Schedule 13D filed with the SEC on April 5, 2001 (the "Cardiac Capital Schedule 13D"). The shares reflected in the table represent (i) 2,250,000 shares beneficially owned by Cardiac Capital, LLC; (ii) 2,250,000 shares beneficially owned by Rollins Investment Fund, indirectly as a 50% owner of Cardiac Capital, LLC, with shared voting and investment power with David A. Jenkins (see footnotes (3), (4) and (5)); (iii) 2,250,000 shares beneficially owned by each of R. Randall Rollins and Gary W. Rollins, indirectly as equal owners of Rollins Investment Fund, with shared voting and investment power with David A. Jenkins (see footnotes (3), (4) and (5)); and (iv) 3,343,400 shares beneficially owned by David A. Jenkins, 2,250,000 of which shares are owned with shared voting and investment power with Rollins Investment Fund, R. Randall Rollins and Gary W. Rollins (see footnotes
(3) and (5)).

     (3) In the Cardiac Capital Schedule 13D, the members of the group have reported that Cardiac Capital, LLC, the record owner of the securities reflected, is a Georgia limited liability company, the ownership of which is divided equally between Rollins Investment Fund, a Georgia general partnership consisting of R. Randall Rollins and Gary W. Rollins, and David A. Jenkins.
Includes 750,000 shares issuable upon exercise of outstanding warrants exercisable by Cardiac Capital (see footnotes (2), (4) and (5)).

     (4) In the Cardiac Capital Schedule 13D, Rollins Investment Fund has reported that it is a Georgia general partnership, the ownership of which is divided equally between R. Randall Rollins and Gary W. Rollins. Rollins Investment Fund owns 50% of Cardiac Capital, LLC, the record owner of the shares of Common Stock and warrant shares reflected in the table, and, as such, the Rollins Investment Fund's ownership is indirect and it shares voting and investment power with David Jenkins, the other 50% owner of Cardiac Capital. Rollins Investment Fund and David Jenkins, together with EP MedSystems, have entered into a letter agreement, dated March, 2002, pursuant to which David Jenkins has agreed that he shall forbear from selling any shares of Common Stock of EP MedSystems owned by him, and shall cause his spouse, his lineal descendants and any trust for the benefit of any of them to similarly forbear from selling any shares of Common Stock of EP MedSystems owned by any of them during the first year following the closing without the prior written consent of Rollins Investment Fund. Under the letter agreement, Mr. Jenkins has further agreed that, notwithstanding any provision to the contrary in the operating agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing may be made by Rollins Investment Fund in its sole judgment and without the consent of Mr. Jenkins. Includes 750,000 shares issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital. Rollins Investment Fund disclaims beneficial ownership of 1,125,000 shares (i.e., 50%) of Common Stock and warrant shares and each of Messrs. R. Randall Rollins and Gary W. Rollins disclaims beneficial ownership of one-half of such shares (see footnotes (2), (3) and (5)).

     (5) Includes 166,000 shares issuable upon exercise of fully vested options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins' wife as custodian for his children. Also includes 2,250,000 shares beneficially owned by Cardiac Capital, LLC, the ownership of which is divided equally between Mr. Jenkins and Rollins Investment Fund and, as such, Mr. Jenkins' ownership is indirect and he shares voting and investment power with Rollins Investment Fund; 750,000 of such shares are issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital, LLC (see footnotes (2), (3) and (4)). Mr. Jenkins disclaims beneficial ownership of (i) 42,500 shares held by his wife, (ii) 20,000 shares held by his wife as custodian for his children, and (iii) 1,125,000 shares (i.e., 50%) of Common Stock and warrant shares held of record by Cardiac Capital, LLC.

     (6) The information set forth with respect to the EGS Group is based on information contained in a Statement on Schedule 13D filed with the SEC on March 18, 2003. The shares reflected in the table represent (i) 2,647,696 shares beneficially owned by EGS Private Healthcare Associates, LLC ("EGS Associates"), indirectly through its ownership of EGS Private Healthcare Partnership, L.P. ("EGS Partnership"), which is the record owner of 2,316,734 shares (which includes 593,174 shares issuable upon the exercise of outstanding warrants) and EGS Private Healthcare Counterpart, L.P. ("EGS Counterpart"), which is the record owner of 330,962 shares (which includes 84,739 shares issuable upon the exercise of outstanding warrants); (ii) 259,380 shares beneficially owned by Greenberg Healthcare Management, LLC ("Greenberg Management"), indirectly through its ownership of The Pharmaceutical/Medical Technology Fund, L.P. ("Pharma/Medical"), which is the record owner of the 215,682 shares and through its role as investment adviser of Strategic Healthcare Investment Fund (having an address at c/o MeesPierson (Cayman) Limited, British American Centre, Phase 3, Dr. Roy's Drive, P.O. Box 2003, George Town, Grand Cayman, Cayman Islands, B.W.I.), which is the record owner of the 43,698 shares; (iii) 2,907,076 shares beneficially owned by Frederic Greenberg indirectly, as Managing Member of Greenberg Management and EGS Associates, (iv) 20,000 shares beneficially owned by Frederic Greenberg; (v) 2,647,696 shares beneficially owned by Abhijeet Lele, indirectly, as Managing Member of EGS Private Healthcare Management, LLC, which is the General Partner of EGS Partnership and EGS Counterpart, and (vi) 13,000 shares issuable upon exercise of fully vested options beneficially held by Abhijeet Lele.

     (7) The information set forth with respect to Medtronic, Inc. is based upon information contained in the Form S-3 Registration Statement, File No. 333-104231, declared effective by the Securities and Exchange Commission on April 21, 2003. The shares reflected in the table represent (i) 560,000 shares beneficially owned by Medtronic, Inc.; and (ii) 387,946 shares issuable upon the conversion of currently convertible shares of Series A Preferred Stock of EP MedSystems.

     (8) The information set forth with respect to Hambrecht & Quist Capital Management Incorporated is based on information contained in a Statement on
Schedule 13G (the "H&Q Schedule 13G") filed with the SEC on January 28, 2003. The shares reflected in the table represent 1,075,000 shares beneficially owned by Hambrecht & Quist Capital Management, a registered investment advisor. In the H&Q Schedule 13G, Hambrecht & Quist Capital Management Incorporated disclaims any beneficial interest in the shares reported and indicates that it believes that the client accounts that it manages are not acting as a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and that it and such clients are not otherwise required to attribute to each other the "beneficial ownership" of securities.


                        Security Ownership of Management

                                                             Shares of Common Stock Beneficially
           Name and Address of Beneficial Owner                              Owned (1)                         Percent of Class
           ------------------------------------                              ---------                         ----------------
Reinhard Schmidt                                                             198,000                                 1.1%
President, Chief Executive Officer and Director
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091 (2)

C. Bryan Byrd                                                                 78,000                                   *
Vice President, Engineering and Manufacturing
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091 (3)


David A. Jenkins                                                             3,357,400                               18.3%
Chairman and Chief Executive Officer to August 2002
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091

John Talarico                                                                  2,000                                   *
Vice President, Regulatory Affairs and Quality Assurance
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091

Mark Adams                                                                       0                                     *
Vice President, Sales and Marketing
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091

Matthew Hill                                                                     0                                     *
Chief Financial Officer, Treasurer and Secretary
c/o EP MedSystems, Inc.
575 Route 73 N, Building D
West Berlin, New Jersey 08091

All executive officers and directors as a group (7                           6,282,096                               34.2%
persons) (4)
___________________________

*        Represents beneficial ownership of less than 1% of the Common Stock.

     (1) Applicable percentage ownership as of June 30, 2003 is based upon 18,370,758 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of those rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

     (2) Includes 66,000 shares issuable upon exercise of fully vested options and 100,000 shares issuable upon the exercise of outstanding warrants. See the Section entitled "Employment Agreements."

     (3) Includes 38,000 shares issuable upon exercise of fully vested options.

     (4) Includes 1,823,413 shares issuable upon exercise of fully vested options and warrants.

                                   PROPOSAL 2
         AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                              Summary of Amendment

     The Board of Directors has authorized an amendment to EP MedSystems' Amended Certificate, subject to shareholder approval, to increase the number of authorized shares of Common Stock by 5,000,000 shares, from 25,000,000 shares to 30,000,000 shares. The proposed amendment is attached to this Proxy Statement as Exhibit A. The Board of Directors has determined that the amendment is in the best interests of EP MedSystems, and unanimously recommends approval by the shareholders.

Purpose of the Proposed Amendment to the Amended Certificate

     EP MedSystems proposes an increase in the number of shares of Common Stock in order to reserve shares for issuance in the future for appropriate corporate purposes without the need to further amend the Amended Certificate.

Effects of the Proposed Amendment

     The rights of EP MedSystems' stockholders will not be affected by the increase in the number of authorized shares of Common Stock. However, if additional shares of Common Stock are issued, this may have a dilutive effect on earnings per share and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of Common Stock.

     Although in some circumstances the availability for issuance of additional shares of common stock could have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of EP MedSystems with another company), the current proposal to amend the Amended Certificate is not in response to any effort to accumulate EP MedSystems' Common Stock or to obtain control of EP MedSystems by means of a merger, tender offer, solicitation in opposition to management or otherwise.

     If Proposal 2 is approved, the Amended Certificate, as amended, will become effective upon the filing of a Certificate of Amendment with the Secretary of State of New Jersey.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE AMENDED CERTIFICATE

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.


                                  MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934 requires EP MedSystems' executive officers, directors and beneficial owners of more than 10% of EP MedSystems' Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish EP MedSystems with copies of all Section 16(a) forms which they file. Based solely on our review of the copies of such forms received by us, we believe that, with respect to the year ended December 31, 2002, our executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

Shareholder Proposals

     Shareholder proposals intended for inclusion in the proxy materials for EP MedSystems' 2004 Annual Meeting of Shareholders in reliance of Rule 14a-8 of the Exchange Act must be received by EP MedSystems no later than April 2, 2004, in such form as is required by the Securities and Exchange Commission. Shareholder proposals submitted outside of the process of Rule 14a-8 must be received by EP MedSystems no later than June 16, 2004. The proxy to Such proposals should be directed to EP MedSystems, Inc. at its principal executive offices, 575 Route 73 North, Building D, West Berlin, New Jersey, 08091.

                                  ANNUAL REPORT

     A copy of EP MedSystems' Annual Report to Shareholders for the year ended December 31, 2002, including audited financial statements, accompanies this proxy statement. The financial statements and management discussion and analysis contained therein are incorporated by reference and are deemed part of this soliciting material.

                                   FORM 10-KSB

A COPY OF EP MEDSYSTEMS' ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT EPMEDSYSTEMS' PRINCIPAL
EXECUTIVE OFFICES.

                               By Order of the Board of Directors


                               Matthew C. Hill
                               Chief Financial Officer, Treasurer and Secretary

August ___, 2003

                                    EXHIBIT A
                                  AMENDMENT TO
                               EP MEDSYSTEMS, INC.
                        AMENDED AND RESTATED CERTIFICATE
                                OF INCORPORATION

     The proposed amendment to the Amended Certificate consists of deleting the first paragraph of Article THIRD and inserting the following paragraph in lieu thereof:

     "The total number of shares of stock which the corporation shall have authority to issue is Thirty-Five Million (35,000,000), to be divided into two classes designated as "Common Stock" and "Preferred Stock". The corporation shall be authorized to issue (a) Thirty Million (30,000,000) shares of Common Stock, without par value, and (b) Five Million (5,000,000) shares of Preferred Stock, without par value."

                                 REVOCABLE PROXY
                               EP MEDSYSTEMS, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON AUGUST 27, 2003.

     The undersigned hereby appoint(s) Matthew C. Hill and Reinhard Schmidt, as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock and Series A Preferred Stock of EP MedSystems, Inc. held of record by the undersigned on June 30, 2003 at the annual meeting of shareholders of EP MedSystems to be held at 120 West 45th Street, 20th Floor, New York, New York, at 10:00 a.m., eastern standard time, on Wednesday, August 27, 2003, with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.                        [X]


THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 AND 3.

                                                                      FOR             WITHHOLD AUTHORITY
                                                                THE NOMINEE       TO VOTE FOR THE NOMINEE

1.     ELECTION OF DIRECTORS

           CLASS II NOMINEES:
           PAUL L. RAY                                             [   ]                        [    ]

           VOTE WITHHELD FOR NOMINEE LISTED ABOVE                                               [    ]

           REINHARD SCHMIDT                                        [   ]                        [    ]

           VOTE WITHHELD FOR NOMINEE LISTED ABOVE                                               [    ]

                                                                     VOTE            VOTE
                                                                     FOR           AGAINST          ABSTAIN

2.     APPROVAL OF THE AMENDMENT TO THE                            [   ]             [    ]            [    ]
           AMENDED AND RESTATED CERTIFICATE OF
           INCORPORATION

____________________________________

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1 and "FOR" ITEM 2.

                                                      YES                 NO

I PLAN TO ATTEND THE ANNUAL MEETING                 [    ]               [    ]


IMPORTANT -- PLEASE BE SURE TO DATE AND SIGN THIS PROXY BELOW.



SIGNATURE(S):_____________________________________       DATE _________________
                    SHAREHOLDER SIGNATURE

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. ATTORNEYS, TRUSTEES, EXECUTORS AND OTHER FIDUCIARIES ACTING IN A REPRESENTATIVE CAPACITY SHOULD SIGN THEIR NAMES AND GIVE THEIR TITLES. AN AUTHORIZED PERSON SHOULD SIGN ON BEHALF OF CORPORATIONS, PARTNERSHIPS, ASSOCIATIONS, ETC. AND GIVE HIS OR HER TITLE. IF YOUR SHARES ARE HELD BY TWO OR MORE PERSONS, EACH PERSON MUST SIGN. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                                PLEASE ACT PROMPTLY
                                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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